UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 29, 2019

Fiserv, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Wisconsin	1-38962	39-1506125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Fiserv Drive, Brookfield, Wisconsin	53045
(Address of Principal Executive Offices, including)	(Zip Code)

(262) 879-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common stock, par value $0.01 per share	FISV	The Nasdaq Stock Market LLC
0.375% Senior Notes due 2023	FISV23	The Nasdaq Stock Market LLC
1.125% Senior Notes due 2027	FISV27	The Nasdaq Stock Market LLC
1.625% Senior Notes due 2030	FISV30	The Nasdaq Stock Market LLC
2.250% Senior Notes due 2025	FISV25	The Nasdaq Stock Market LLC
3.000% Senior Notes due 2031	FISV31	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the completion of the transactions contemplated by that certain Agreement and Plan of Merger, dated January 16, 2019 (the “Merger Agreement”), by and among Fiserv, Inc. (“Fiserv”), 300 Holdings, Inc. (“Merger Sub”), a wholly owned subsidiary of Fiserv, and First Data Corporation (“First Data”). On July 29, 2019, pursuant to the Merger Agreement, on the terms and subject to the conditions set forth therein, Merger Sub merged with and into First Data, with First Data as the surviving entity and a wholly owned subsidiary of Fiserv (the “Merger”).

Item 1.01. Entry into a Material Definitive Agreement.

Amendments to Existing Credit Agreements

On July 26, 2019, Fiserv and its existing lender group entered into (i) a first amendment to Fiserv’s existing term loan credit facility, dated as of February 15, 2019 (the “Term Loan Credit Agreement”), among Fiserv, the lenders party thereto from time to time, and JPMorgan Chase Bank, N.A., as administrative agent (“JPMorgan”), and (ii) a third amendment to Fiserv’s existing revolving credit facility, dated as of September 19, 2018 (the “Revolving Credit Agreement” and, together with the Term Loan Credit Agreement, the “Credit Agreements”), among Fiserv, the lenders party thereto from time to time, and JPMorgan. The amendments became effective upon consummation of the Merger.

The purpose of the amendments was to:

•	Remove as a condition precedent to borrowing under each Credit Agreement on the closing date of the Merger the requirement that amounts under the Receivables Financing Agreement, dated as of December 31, 2015, among First Data Corporation, First Data Receivables, LLC, PNC Bank, National Association, and the persons from time to time party thereto as Lenders and Group Agents (as amended, restated, supplemented or otherwise modified from time to time) be repaid and the related liens and guarantees be terminated in order to allow First Data’s accounts receivable securitization program to remain in place following consummation of the Merger; and

•	Amend the debt and liens covenants in each Credit Agreement to increase Fiserv’s flexibility to enter into receivables financing arrangements in the future.

The foregoing description of the first amendment to the Term Loan Credit Agreement and the third amendment to the Revolving Credit Agreement is summary in nature and is qualified in its entirety by reference to such amendments, copies of which are filed hereto as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Merger Consideration

On the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of Class A common stock, par value $0.01 per share, of First Data (“First Data Class A Common Stock”) and Class B common stock, par value $0.01 per share, of First Data (together with the First Data Class A Common Stock, the “First Data Common Stock”), issued and outstanding immediately prior to the Effective Time (other than shares of First Data Common Stock held by First Data as treasury stock, First Data restricted shares and any shares of First Data Common Stock owned by Fiserv, First Data or any subsidiary of Fiserv or First Data (with limited exceptions)) was converted into the right to receive 0.303 of a share (the “Exchange Ratio”) of common stock, par value $0.01 per share, of Fiserv (the “Fiserv Common Stock”), with cash payable in lieu of any fractional shares of Fiserv Common Stock.

Treatment of Equity Awards

At the Effective Time, First Data’s equity awards, consisting of (i) the First Data equity awards granted at or before the time of the initial public offering of First Data (the “First Data IPO”) that are subject to time-based vesting (the “Time-Vesting IPO Awards”), (ii) the First Data equity awards granted at the time of the First Data IPO that are subject to vesting solely upon achievement of a price of $32 per share of First Data Class A Common Stock (the “Performance-Vesting IPO Awards”) and (iii) the First Data equity awards granted after the First Data IPO, whether vested or unvested (the “Post-IPO Awards”), were either settled in shares of Fiserv Common Stock or converted into Fiserv equity awards as described below. Any First Data equity award that was converted into a Fiserv equity award, other than the converted Performance-Vesting IPO Awards, will be subject to “double-trigger” vesting under certain circumstances.

At the Effective Time, the Time-Vesting IPO Awards accelerated in full in accordance with their terms, except for the Time-Vesting IPO Awards held by Frank J. Bisignano, First Data’s Chief Executive Officer immediately prior to the Merger, which were converted into Fiserv’s equity awards in a manner consistent with the Post-IPO Awards. Each restricted share and restricted stock unit award that was a Time-Vesting IPO Award was settled in shares of Fiserv Common Stock based on the Exchange Ratio and each stock option award that was a Time-Vesting IPO Award was converted into an option to purchase a number of shares of Fiserv Common Stock equal to the number of shares of First Data Common Stock subject to such option award multiplied by the Exchange Ratio, with an exercise price per share equal to the exercise price per share of such stock option immediately prior to the Effective Time divided by the Exchange Ratio. The Time-Vesting IPO Awards that were converted into options to purchase Fiserv Common Stock will otherwise continue to be governed by the same terms and conditions as were applicable prior to the Effective Time.

At the Effective Time, the Performance-Vesting IPO Awards were converted into equity awards denominated in shares of Fiserv Common Stock and will remain eligible to vest upon satisfaction of an adjusted performance condition based on a target price per share of Fiserv Common Stock equal to the existing First Data target price divided by the Exchange Ratio. Each restricted share and restricted stock unit award that was a Performance-Vesting IPO Award was converted into an award denominated in shares of Fiserv Common Stock based on the Exchange Ratio, and each stock option award that was a Performance-Vesting IPO Award was converted into an option to purchase a number of shares of Fiserv Common Stock equal to the number of shares of First Data Common Stock subject to such option award multiplied by the Exchange Ratio, with an exercise price per share equal to the exercise price per share of such stock option immediately prior to the Effective Time divided by the Exchange Ratio. As converted, the Performance-Vesting IPO Awards will otherwise continue to be governed by the same terms and conditions as were applicable prior to the Effective Time.

At the Effective Time, the Post-IPO Awards were converted into equity awards denominated in shares of Fiserv Common Stock and will continue to be governed by the same terms and conditions as were applicable prior to the Effective Time. Each such restricted share and restricted stock unit award that was a Post-IPO Award was converted into an award denominated in shares of Fiserv Common Stock based on the Exchange Ratio, and each such stock option award that was a Post-IPO Award was converted into an option to purchase a number of shares of Fiserv Common Stock equal to the number of shares of First Data Common Stock subject to such option award multiplied by the Exchange Ratio, with an exercise price per share equal to the exercise price per share of such stock option immediately prior to the Effective Time divided by the Exchange Ratio.

The foregoing description of the Merger does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors

Effective as of the closing of the Merger, the board of directors of Fiserv (the “Board”) consists of the following members serving on the listed Board committee(s):

Name	Continuing Fiserv Director	Continuing First Data Director	Board Positions / Committee Membership[1]
Frank J. Bisignano		X

Alison Davis	X		Audit Committee

Henrique de Castro		X	Audit Committee

Harry F. DiSimone	X		Audit Committee

Dennis F. Lynch	X		Nominating and Corporate Governance Committee (chair) Compensation Committee

Heidi G. Miller		X	Nominating and Corporate Governance Committee

Scott C. Nuttall		X	Compensation Committee (chair)

Denis J. O’Leary	X		Lead Director Audit Committee (chair) Nominating and Corporate Governance Committee

Doyle R. Simons	X		Compensation Committee

Jeffery W. Yabuki	X		Chairman of the Board

[1]	The Board has established a Continuing Fiserv Directors Committee comprised of all the Continuing Fiserv Directors and a Continuing First Data Directors Committee comprised of all the Continuing First Data Directors in connection with the completion of the Merger to fulfill certain duties and responsibilities relating to the election and appointment of Continuing Fiserv Directors and Continuing First Data Directors, respectively, as prescribed in Fiserv’s Amended By-laws (as defined and described in Item 5.03 of this Current Report on Form 8-K).

In connection with the reconstitution of the Board described above, the following actions were taken:

•	On July 29, 2019, John Y. Kim, Glenn M. Renwick, Kim M. Robak and JD Sherman tendered their resignations from the Board and from all committees of which they were members. Each such resignation became effective as of immediately prior to the Effective Time, and was contingent upon the completion of the transactions contemplated by the Merger Agreement.

•	On July 29, 2019, the Board elected four people who were First Data directors immediately prior to the Merger to the Board, effective as of and contingent upon the occurrence of the Effective Time, pursuant to the Merger Agreement (the “Continuing First Data Directors”). The Continuing First Data Directors consist of Henrique de Castro and Heidi G. Miller, each an independent director of First Data immediately prior to the Merger, Mr. Bisignano, the Chairman of the board of directors and the Chief Executive Officer of First Data immediately prior to the Merger, and Scott C. Nuttall, who was a director of First Data immediately prior to the Merger. Mr. de Castro, Ms. Miller and Mr. Nuttall each serves as an independent director of Fiserv. Mr. Nuttall was appointed by New Omaha Holdings L.P. (“New Omaha”) to the Board pursuant to that certain Shareholder Agreement, dated January 16, 2019 (the “Shareholder Agreement”), by and between Fiserv and New Omaha.

Mr. de Castro, Ms. Miller and Mr. Nuttall will (i) participate in Fiserv’s standard non-employee director compensation arrangements set forth on the Non-Employee Director Compensation Schedule filed as Exhibit 10.1 to Fiserv’s Current Report on Form 8-K filed on May 24, 2018 and (ii) be eligible to participate in the Fiserv, Inc. Non-Employee Director Deferred Compensation Plan filed as Exhibit 10.2 to Fiserv’s Current Report on Form 8-K filed on December 1, 2017. In connection with their appointment, Mr. de Castro, Ms. Miller and Mr. Nuttall will enter into Fiserv’s Non-Employee Director Indemnity Agreement, a form of which was filed as Exhibit 10.37 to Fiserv’s Annual Report on Form 10-K for the year ended December 31, 2007. A description of Fiserv’s non-employee director compensation arrangements can be found in the section titled “Proposal 1. Election of Directors—Director Compensation” in Fiserv’s definitive proxy statement for its 2019 annual meeting of shareholders filed on April 9, 2019 and is incorporated herein by reference.

In addition, certain Continuing First Data Directors hold Fiserv equity awards that were converted from First Data equity awards held by them immediately prior to the Effective Time. The information regarding the treatment of First Data’s equity awards in connection with the Merger as set forth in Item 2.01 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 5.02.

Appointment of Frank J. Bisignano

On July 29, 2019, the Board appointed Mr. Bisignano as the President and Chief Operating Officer of Fiserv, effective as of and contingent upon the occurrence of the Effective Time, pursuant to the Merger Agreement. Mr. Bisignano, 59 years old, has been Chairman of First Data’s board of directors since March 2014 and First Data’s Chief Executive Officer since April 2013. Before joining First Data, Mr. Bisignano was the Co-Chief Operating Officer for JPMorgan Chase & Co. from July 2012 to April 2013, Chief Executive Officer of Mortgage Banking at JPMorgan Chase & Co. from February 2011 until December 2012, and Chief Administrative Officer of JPMorgan Chase & Co. from 2005 until July 2012. From 2002 to 2005, Mr. Bisignano served as the chief executive officer for Citigroup’s Global Transactions Services business and a member of Citigroup’s Management Committee. He has been a member of the Board of Directors of Humana Inc. since August 2017 and serves on Humana Inc.’s Technology Committee.

Mr. Bisignano and Fiserv entered into an employment agreement (the “Employment Agreement”) and a Key Executive Employment and Severance Agreement (the “KEESA”) on January 16, 2019, which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and are incorporated herein by reference. A description of the material terms and conditions of such agreements can be found in the section titled “The Merger—Interests of Certain First Data Directors and Executive Officers—Bisignano Employment Agreements” in the registration statement on Form S-4/A (Registration No. 333-229689) declared effective by the Securities and Exchange Commission on March 14, 2019 (the “S-4”) and is incorporated herein by reference.

Mr. Bisignano’s daughter is married to a current employee of First Data, Sam Lituchy. Mr. Lituchy currently has a base salary of $165,000 per year and is currently eligible to receive incentive compensation in accordance with the incentive compensation plans of Fiserv and its subsidiaries (including First Data).

2017 and 2018 Performance Share Units

On July 24, 2019, the Board, upon recommendation by the Compensation Committee of the Board, approved amendments to the performance share units granted to Fiserv executive officers in 2017 (the “2017 PSUs”) and 2018 (the “2018 PSUs”).

The amendments to the 2017 PSUs, which vest based on Fiserv’s three-year cumulative annual internal revenue growth rate subject to Fiserv attaining a threshold level of adjusted income from continuing operations for the three-year period, provide that internal revenue growth and adjusted income from continuing operations for 2017 and 2018 will be based on actual financials results for those years and for 2019 will be based on a combination of actual financial results and anticipated performance through December 31, 2019, as determined by the Board as of immediately prior to the closing of the Merger. The terms of the 2017 PSUs are otherwise unchanged from those described in Fiserv’s definitive proxy statement for its 2018 annual meeting of shareholders filed with the Securities and Exchange Commission on April 10, 2018. As a result of the performance multiplier for the 2017 PSUs determined by the Board based on such amendments, Fiserv’s named executive officers will vest in the following number of performance share units, subject to their continued employment with Fiserv through the end of the three-year performance period: Robert W. Hau – 14,763; Lynn S. McCreary – 4,220; Devin B. McGranahan – 10,544; and Byron C. Vielehr – 10,544. Jeffery W. Yabuki did not receive a grant of 2017 PSUs.

The amendments to the 2018 PSUs provide that the 2018 PSUs will vest (i) 20% based on Fiserv’s 2018 internal revenue growth rate and (ii) 80% based on Fiserv’s total shareholder return over the three-year performance period (January 1, 2018 – December 31, 2020) compared to the total shareholder return of the S&P 500 Index over the same period, all subject to Fiserv attaining an increased threshold level of adjusted income from continuing operations for the three-year period. The terms of the 2018 PSUs are otherwise unchanged from those described in Fiserv’s definitive proxy statement for its 2019 annual meeting of shareholders filed with the Securities and Exchange Commission on April 9, 2019. Fiserv is unable to quantify the number of 2018 PSUs in which its named executive officers will vest as a result of these amendments because vesting of the 2018 PSUs remains subject to Fiserv’s attainment of the performance criteria described above.

The foregoing descriptions of the Merger Agreement, the Shareholder Agreement, the Employment Agreement and the KEESA do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, the Shareholder Agreement, the Employment Agreement and the KEESA, which are filed as Exhibit 2.1, Exhibit 4.3, Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In accordance with the Merger Agreement, effective as of and contingent upon the occurrence of the Effective Time, Fiserv’s amended and restated by-laws were further amended and restated in substantially the form as set forth as an exhibit to the Merger Agreement (as amended, the “Amended By-laws”). Descriptions of the material terms and conditions of the Amended By-laws can be found in the sections titled “The Merger—Governance of the Combined Company—Fiserv Amended By-laws” and “Comparison of the Rights of Fiserv Shareholders and First Data Stockholders” in the S-4 and are incorporated herein by reference. As adopted, the Amended By-laws describe certain additional responsibilities of the Lead Director.

The descriptions of the Amended By-laws do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended By-laws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01. Other Events.

On July 29, 2019, Fiserv issued a press release announcing the closing of the Merger. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Exhibit 5.1 to this Current Report on Form 8-K presents an exhibit that will be incorporated by reference into a prospectus supplement to the base prospectus contained in Fiserv’s shelf registration statement (File No. 333-227436) relating to shares of Fiserv Common Stock that may be issuable upon the vesting, settlement or exercise of certain equity awards with respect to shares of First Data Common Stock held by former employees and consultants of First Data (or their respective legal successors) that were assumed by Fiserv and converted into equity awards with respect to Fiserv Common Stock (subject to appropriate adjustments to the number of shares and, if applicable, exercise price) in connection with the Merger.

Item 9.01. Financial Statements and Exhibits.

(a)    Financial statements of businesses acquired.

The audited consolidated financial statements of (i) First Data and (ii) Wells Fargo Merchant Services, LLC, each as of December 31, 2018 and 2017 and for each of the fiscal years ended December 31, 2018, 2017 and 2016, are filed as Exhibits 99.2 and 99.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

First Data’s interim unaudited consolidated financial statements as of June 30, 2019 and for the three and six months ended June 30, 2019 and 2018 are filed as Exhibit 99.4 to this Current Report on Form 8-K and are incorporated herein by reference.

(b)    Pro forma financial information.

The unaudited pro forma condensed combined financial statements of Fiserv and First Data (i) as of and for the six months ended June 30, 2019, including the unaudited pro forma condensed combined consolidated statements of income of Fiserv and First Data for the six months ended June 30, 2019 giving effect to the Merger as if it had occurred on January 1, 2018 and the unaudited pro forma condensed combined consolidated balance sheet data of Fiserv and First Data as of June 30, 2019, which reflects the unaudited pro forma condensed combined consolidated balance sheets of Fiserv and First Data giving effect to the Merger as if it had occurred on June 30, 2019 and (ii) for the year ended December 31, 2018, including the unaudited pro forma condensed combined consolidated statements of income of Fiserv and First Data for the year ended December 31, 2018, which reflects the combined historical consolidated statements of income of Fiserv and First Data giving effect to the Merger as if it had occurred on January 1, 2018, are filed as Exhibit 99.5 to this Current Report on Form 8-K and are incorporated herein by reference.

(d)    Exhibits.

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated January 16, 2019, by and among Fiserv, Inc., 300 Holdings, Inc., and First Data Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Fiserv, Inc., filed on January 18, 2019)*

3.1	Amended and Restated By-laws, dated July 29, 2019.

4.1	Amendment No. 1 to Term Loan Credit Agreement, dated as of July 26, 2019

4.2	Amendment No. 3 to Revolving Credit Agreement, dated as of July 26, 2019

4.3

Shareholder Agreement, dated as of January 16, 2019, by and between Fiserv, Inc. and New Omaha Holdings L.P. (incorporated by reference to Exhibit 4.1 to the current Report on Form 8-K of Fiserv, Inc., filed on January 18, 2019)

5.1	Opinion of Lynn S. McCreary, Chief Legal Officer and Secretary of Fiserv, Inc., regarding the validity of the securities to be issued

10.1	Employment Agreement, dated January 16, 2019, between Fiserv, Inc. and Frank J. Bisignano

10.2	Key Executive Employment and Severance Agreement, January 16, 2019, between Fiserv, Inc. and Frank J. Bisignano

23.1	Consent of Lynn S. McCreary (included in Exhibit 5.1)

23.2	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm for First Data Corporation

23.3	Consent of KPMG LLP, Independent Registered Public Accounting Firm for Wells Fargo Merchant Services, LLC

99.1	Press Release of Fiserv, Inc., dated July 29, 2019

99.2

Audited consolidated financial statements of First Data Corporation as of December 31, 2018 and 2017 and for each of the fiscal years ended December 31, 2018, 2017 and 2016 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Fiserv, Inc., filed on June 10, 2019)

99.3	Audited consolidated financial statements of Wells Fargo Merchant Services, LLC as of December 31, 2018 and 2017 and for each of the fiscal years ended December 31, 2018, 2017 and 2016

99.4	Interim unaudited consolidated financial statements of First Data Corporation as of June 30, 2019 and for the three and six months ended June 30, 2019 and 2018.

99.5	Unaudited pro forma condensed combined financial statements (a) as of and for the six months ended June 30, 2019 and (b) for the year ended December 31, 2018.

*	The schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Fiserv agrees to furnish a copy of such schedules and exhibits, or any section thereof, to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.

Date: July 29, 2019	By:	/s/ Robert W. Hau
	Name:	Robert W. Hau
	Title:	Chief Financial Officer and Treasurer